SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2016

HAHA GENERATION CORP.
(Exact name of Company as specified in its charter)

Nevada	333-207458	32-0442871
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4F, No. 132, Songshan Road, Xinyi District Taipei City, 110, Taiwan (Republic of China)
(Address of principal executive offices)

886-227492597
(Company's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On June 20, 2016, HAHA GENERATION CORP. (the "Company"), pursuant to action by a Written Consent of Sole Director, filed a Certificate of Change with the Nevada Secretary of State to increase the authorized number of shares of the Company's common stock to 25,000,000 and effectuate a forward stock split on a 5 for 1 basis (the "Certificate"), as further detailed in Item 8.01 below.

A copy of the Certificate is attached to this Current Report on Form 8-K as Exhibit 3.

ITEM 8.01 OTHER EVENTS.

Pursuant to the Certificate, the authorized number of shares of the Company's common stock is increased to 25,000,000, par value $0.10, and the Company will issue 5 shares for every 1 share of the Company's common stock that is issued and outstanding (the "Forward Stock Split"). No fractional shares will be issued in connection with the Forward Stock Split.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Number	Exhibits

3	Certificate of Change filed on June 20, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAHA GENERATION CORP.

Date: June 22, 2016	By:	/s/ Hsuan–Hsien Liao
Hsuan–Hsien Liao
President & CEO

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

3	CERTIFICATE OF CHANGE FILED ON JUNE 20, 2016

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